AMERICAN GENERAL LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT VL-R
                            PLATINUM CHOICE VUL 2
        FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                       SUPPLEMENT DATED MARCH 19, 2021
                                      TO
                       PROSPECTUS DATED APRIL 30, 2020


     American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of ceasing future sales of the Platinum Choice VUL 2 flexible premium variable universal life insurance Policies (the "Policies").

     Effective March 19, 2021, a new paragraph is added to the prospectus immediately following the title of the section "POLICY FEATURES," as follows:

     After March 19, 2021, AGL will no longer accept applications for Platinum Choice VUL 2 Policies. Your rights as a Platinum Choice VUL 2 Policy owner, including the right to make additional premium payments, are not affected by this change.